SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant |X|

Filed by a party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss. 240.14a-12

                              Stake Technology Ltd.
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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      (2)   Aggregate number of securities to which transaction applies:

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|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (2)   Form, Schedule or Registration Statement No.:

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                              STAKE TECHNOLOGY LTD.
                                 2838 Highway 7
                         Norval, Ontario, Canada L0P 1K0
                        T:(905) 455-1990 F:(905) 455-2529

================================================================================
              NOTICE OF ANNUAL and SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 18, 2003
================================================================================

To the holders of the Common Shares of Stake Technology Ltd:

Notice is hereby given that the Annual and Special Meeting of Shareholders of STAKE TECHNOLOGY LTD. (the "Company") will be held on June 18, 2003 at 4:00 p.m. local time, in the "Windsor Ballroom" at Le Royal Meridien, King Edward Hotel, 37 King Street East, Toronto, Canada for the following purposes:

1. to receive the Audited Consolidated Financial Statements of the Company for the year ended December 31, 2002 and the Auditors' Report thereon; and

2.    to elect ten Directors; and

3. to appoint Auditors of the Company for 2003 and to authorize the Directors to fix their remuneration;

4. to consider, and if deemed advisable pass, as a special resolution, a resolution authorizing the Company to apply for amending articles changing the name of the Company to SunOpta Inc. A copy of the special resolution is annexed to the Information Circular as Exhibit "B"; and

5. to approve the Employee Stock Purchase Plan that is annexed to the Information Circular as "Exhibit "C"; and

6. to consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

This Notice is accompanied by a Form of Proxy, Information Circular, the Annual Report of the Company which includes the Audited Consolidated Financial Statements for the year ended December 31, 2002, a Return Card for shareholders to request continued information plus an envelope to return the Proxy and Return Card.

All shareholders are cordially invited to attend the meeting.

DATED this 28th day of April, 2003

                                        By Order of the Board of Directors

                                        Jeremy N. Kendall
                                        Chairman and Chief Executive Officer

--------------------------------------------------------------------------------
   In order to be represented by proxy at the Annual and Special Meeting, you must complete and submit the enclosed Form of Proxy or other appropriate
                                 Form of Proxy.
--------------------------------------------------------------------------------

                              STAKE TECHNOLOGY LTD.
                                 2838 Highway 7
                             Norval, Ontario, Canada
                                     L0P 1K0

                                   ----------

                    INFORMATION CIRCULAR and PROXY STATEMENT

                     SOLICITATION AND REVOCATION OF PROXIES

                                   ----------

THIS INFORMATION CIRCULAR AND PROXY STATEMENT ("Information Circular") IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF STAKE TECHNOLOGY LTD. ("the Company") OF PROXIES FOR USE at the Annual and Special Meeting ("the Meeting") of Shareholders to be held on June 18, 2003 at 4:00 p.m. local time, in the "Windsor Ballroom" at Le Royal Meridien King Edward Hotel, 37 King Street East, Toronto, Ontario, Canada and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual and Special Meeting of Shareholders.

The Company expects to mail this Information Circular and the accompanying form of Proxy on or about May 20, 2003.

Any shareholder giving a Proxy may revoke it at any time before it is exercised. A Proxy given pursuant to this solicitation may be revoked by instrument in writing executed by the shareholder or his or her attorney duly authorized in writing and deposited either at the corporate office of the Company at 2838 Highway 7, Norval, Ontario, Canada L0P 1K0, at any time prior to the date of the meeting at which the proxy is to be used, or by delivering it prior to a vote to the Chairman of the meeting on the day of the meeting or any adjournment thereof.

The persons named in the form of Proxy are Directors and Officers of the Company and will vote the shares in respect of which they are appointed Proxy holders in accordance with the directions of the shareholder appointing them. IN THE ABSENCE OF SUCH DIRECTION, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE APPOINTMENT OF PRICEWATERHOUSECOOPERS AS AUDITORS, FOR THE CHANGE OF THE COMPANY'S NAME TO "SUNOPTA INC." AND FOR THE ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN.

If a shareholder appoints some person other than the persons named in the form of Proxy to represent him or her, such person will vote the shares in respect of which he or she is appointed proxy holder in accordance with the directions of the shareholder appointing him or her. In the absence of such direction, such person may vote such shares at his or her discretion.

The enclosed form of Proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the Notice of Meeting, or other matters, which may properly come before the Meeting. At the time of printing this Information Circular, the management of the Company knows of no such amendments, variations or other matters to come before the Meeting.

The Company will bear the cost of preparing, assembling and mailing all proxy materials that may be sent to the Shareholders in connection with this solicitation. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone, fax or e-mail. The Company does not expect to pay any additional compensation for the solicitation of proxies.

The Annual Report of the Company, which contains the Audited Consolidated Financial Statements for the fiscal year ended December 31, 2002, accompanies this Information Circular. Receipt at the Meeting of the Audited Consolidated Financial Statements of the Company for the year ended December 31, 2002 and the auditors' report thereon will not constitute approval or disapproval of any of the matters referred to in such reports and statements.

Unless otherwise indicated, all dollar amounts herein are expressed in US dollars.

                                VOTING SECURITIES

The Board of Directors has fixed April 28, 2003 as the record date for determining shareholders entitled to Notice of the Meeting.

Shareholders of Common Shares of record on April 28, 2003 are entitled to one vote for each share registered in the name of the shareholder on each matter properly brought before the Meeting. As of April 28, 2003 there were 42,616,999 common shares issued and outstanding.

Item 1 - ELECTION OF DIRECTORS

Ten directors will be elected to serve until the next Annual Meeting or until their successors are elected. There are no family relationships among the Directors. The accompanying form of proxy will be voted for the election as Director of the nominees listed below, unless the proxy contains contrary instructions. Each of the nominees has consented to be named herein and to serve as a Director. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a Director. However, in the event that any of the nominees should become unable to serve as a Director, the persons named in the accompanying form of proxy reserve the right to vote for another person at their discretion. The Board of Directors of the Company has been established at a minimum of five and a maximum of fifteen and presently consists of eleven directors. The Board has determined to reduce the number of directors to be elected to ten effective June 18, 2003.

The following are Management's nominees:

a) Identification of Directors:

The following table shows certain information as of April 28, 2003 with respect to the Company's nominees as Directors, all of whom are currently Directors:

=================================================================================================================
Name                         Age        Year First                            Position with
Directors:                               Elected                                 Company
                                         Director
                                         /Officer
-----------------------------------------------------------------------------------------------------------------
Jeremy N. Kendall            63            1978         Chairman of the Board, CEO & Director
=================================================================================================================
Cyril A. Ing                 70            1984         Secretary and Director
=================================================================================================================
Joseph Riz                   55            1986         Director
=================================================================================================================
James Rifenbergh             72            1996         Director
=================================================================================================================
Allan Routh                  52            1999         Director and President of the Grains & Soy Products Group
=================================================================================================================
Dennis Anderson              58            2000         Director
=================================================================================================================
Katrina Houde                44            2000         Director
=================================================================================================================
Camillo Lisio                49            2001         Director
=================================================================================================================
Stephen Bronfman (A)         39            2001         Director
=================================================================================================================
Robert Fetherstonhaugh (A)   47            2001         Director
=================================================================================================================

(A) Pursuant to a subscription agreement between the Company and Claridge and the Claridge Group dated September 28, 2001, so long as a member of the Claridge Group remains the beneficial owner of at least five percent (5%) of the Company's issued and outstanding common shares, the Company will nominate for election and recommend to its shareholders a person designated by Claridge to serve on the Company's Board of Directors. For so long as the beneficial holdings of Claridge shall be at least fifteen percent (15%) of the Company's issued and outstanding common shares, the Company shall nominate a second designee of Claridge. Claridge currently beneficially owns more than fifteen percent (15%) of the Company's issued and outstanding common shares. Messrs. Bronfman and Fetherstonhaugh presently serve on the Company's Board of Directors pursuant to this agreement.

b) Committees of the Board:

The Company presently has two Committees (1) Audit Committee; and (2) Corporate Governance Committee (which also acts as the Compensation Committee). The Company is not required to have an Executive Committee. The Board has appointed individuals from its members to serve on these committees. The membership of these two committees is composed entirely of non-employee directors.

(c) Set forth below is a biographical description of each Director of the
Company:

Jeremy Kendall has served as a Director of the Company since September 1978. In June 1983, he was elected Chairman of the Board and Chief Executive Officer of the Company. He is Chairman of the Board of all of the Company's subsidiaries except 1108176 Ontario Limited. He is also Chairman of Jemtec Inc. (6/91 to present) and Easton Minerals Ltd. (1/95 to present). In the past 5 years, Mr. Kendall has served on the following Boards of Directors: BI Inc. (9/81 to

11/00), Brigdon Resources Inc. (6/93 to 2/99), Redaurum Ltd. (6/94 to 12/98) and Wisper Inc. (6/95 to 3/02). Mr. Kendall is also a Director of a number of private and charitable organizations.

Cyril Ing is a Professional Engineer, was elected a Director in January 1984 and became an employee in August 1985. He was an independent consultant specializing in engineering projects involving the combustion of biomass from May of 1982 to August 1985. Mr. Ing retired from full time employment in March 1990. For the 10 years prior to retirement he was President of the Conat Group, a holding company, whose major subsidiary, Westair Systems Inc., is a distributor and manufacturer of industrial dehumidification equipment. In the past 5 years, Mr. Ing has served on the following Boards of Directors: Wisper Inc. (11/99 to present) and Jemtec Inc. (11/99 to present).

Joseph Riz was elected a Director of the Company in July 1986 and currently serves as Chairman of the Company's Audit Committee and as a member of the Corporate Governance Committee. From 1985 to present Mr. Riz has served as Managing Director of Tricapital Management Ltd., a merchant banking and financial advisory firm., Since 1989 Mr. Riz has served on the Board of Directors of Telepanel Systems Inc, a manufacturer of electronic pricing equipment for retail stores.

James Rifenbergh was elected to the Board of Directors in April 1996 and currently serves on the Audit Committee. Mr. Rifenbergh is Past President and Chairman of Brown Printing Company of Waseca, Minnesota, a large printing company with plants throughout the United States. He is also a Director of a number of other private companies and organizations. In the past 5 years, Mr. Rifenbergh has not served on any other reporting issuers.

Allan Routh was elected to the Board of Directors in September 1999. Mr. Routh is President of the Company's Grains and Soy Products Group and prior to March 2003 was President and Chief Executive Officer of the SunRich Food Group, Inc., a wholly-owned subsidiary of the Company. Mr. Routh has been involved in the soy industry since 1984. Mr. Routh is presently serving a term on the Board of Directors of the Soyfoods Association of North America and served as its President between 1999 and 2000. In the past 5 years, Mr. Routh has not served on any other reporting issuers Board of Directors.

Dennis Anderson was elected to the Board of Directors in September 2000. Mr. Anderson was the Executive Vice President of the SunRich Food Group, Inc., a wholly owned subsidiary of the Company prior to stepping down from day to day operations in June 2002. Mr. Anderson was the owner of Northern Food and Dairy, Inc. for five years prior to its acquisition by the Company. In the past 5 years, Mr. Anderson has not served on any other reporting issuers Board of Directors.

Katrina Houde was elected to the Board of Directors in December 2000 and also serves as a member of the Audit Committee. Ms. Houde has been an independent consultant since March 2000. From January 1999 to March 2000, Ms. Houde was President of Cuddy Food Products, a division of Cuddy International Corp., a large international poultry company with 2,200 employees worldwide. Ms. Houde was Chief Operating Officer of Cuddy International Corp. from January 1996 to January 1999 and held progressively more senior positions with Cuddy since joining them in September 1991. In the past 5 years, Ms. Houde has not served on any other reporting issuers Board of Directors.

Camillo Lisio was elected to the Board of Directors in August 2001 and serves on the Corporate Governance Committee as Chairman. Mr. Lisio is an independent consultant and spent 18 years with Saputo Inc., a food company operating in the dairy and grocery products sector, until his decision to pursue other business and personal interests in April 2001. Mr. Lisio was President and Chief Operating Officer of Saputo Inc. from April 1998 to April 2001. In the past 5 years Mr. Lisio served on reporting issuers Board of Directors of Saputo Inc., (March 1998 to April 2001) and Uniforet Inc, an integrated Forest products company, (October 1998 to April 2001). Mr. Lisio has also served as a director of Santa Cabrini Hospital, the International Dairy Foods Association and the National Dairy Council of Canada.

Stephen Bronfman was elected to the Board of Director in October 2001. Mr. Bronfman is Chairman of Claridge Inc. In 2002 Mr. Bronfman was Chairman of Claridge SRB Investments Inc., a privately held company with worldwide interest, formed in 1998 to manage his existing holdings and to evaluate future investment opportunities. Claridge currently owns approximately 19.9% of the issued and outstanding common shares of the Company. Mr. Bronfman has been active in numerous business and civic affairs. In the past five years Mr. Bronfman served on the Board of Directors of The Seagram Company, Ltd. from November 1999 to December 2000 and was Co-Chairman of the Executive Committee of the Montreal Expos Baseball Club a non reporting issuer. Mr. Bronfman also sits on the Board of Directors of The David Suzuki Foundation; The Saidye Bronfman Centre for the Arts; The Samuel and Saidye Bronfman Family Foundation; and The Summit School Foundation.

Robert Fetherstonhaugh was elected to the Board of Directors in December 2001 and serves on the Corporate Governance Committee. Mr. Fetherstonhaugh .is a Chartered Accountant and has been the President of Claridge Inc. since December 2002. Mr. Fetherstonhaugh joined Claridge Inc. in May 2001 as Executive Vice President. Mr. Fetherstonhaugh has a broad business background both in North America and internationally, previously serving as Deputy Chairman of Trader Classified Media, an international publishing company from 1998 to 2001 and as a partner at KPMG. In the past five years Mr. Fetherstonhaugh served as a director of Trader Classified Media and Cryopak Industries Inc., a manufacturer of quality temperature controlling products which are marketed to a wide-range of industries.

(d) Director not standing for re-election:

Mr. Larry (Andy) Anderson is retiring from the Board and thus will not be standing for re-election as a Director of the Company.

     SECURITY OWNERSHIP OF CERTAIN OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information concerning share ownership of all persons as known by the Company to own beneficially 5% or more of the Company's outstanding Common Shares and all directors and officers of the Company as a group as of April 28, 2003.

===============================================================================================================================
                   Name and Address                          Class of           Amount of Ownership        Percent of Class (1)
                      of Holder                               Share
-------------------------------------------------------------------------------------------------------------------------------
Claridge Israel LLC                                           Common                8,481,812                    19.9%
c/o Davies Ward Phillips & Vineberg LLP
625 Madison Avenue Floor 12
New York, New York 10022   (2)
===============================================================================================================================
Gruber & McBaine Capital Management                           Common                3,416,600                     8.0%
50 Osgood Place, San Francisco
California USA 94133   (3)
===============================================================================================================================
RBC Global Investment Inc.                                    Common                2,750,000                     6.5%
Royal Trust Tower
77 King Street West
Toronto, Ontario  M5K 1H1  (4)
===============================================================================================================================
Dennis Anderson                                               Common                2,806,335                     6.6%
2214 Geneva Road NE, Alexandria
Minnesota USA 56308
===============================================================================================================================
All Directors and Executive Officers                        Common(5)               1,796,570(a)                  4.2%(a)
As a group (sixteen) -(a) excluding Dennis Anderson                                 4,602,905(b)                10.82%(b)
who is disclosed above and (b) not excluding Mr.
Anderson's shares
===============================================================================================================================

(1) Percentage ownership is calculated based on total Common Shares outstanding at April 28, 2003 of 42,616,999. This total does not include warrants or options that have vested or have not yet vested.

(2) Record and beneficial holder. Mr. Bronfman as Chairman of Claridge Inc. has voting and investment decision power.

(3) Beneficial holders not known. Mr. Gruber and McBaine have voting and investment decision power.

(4) Beneficial holders not known. Mr. M. George Lewis as President & CEO of RBC Global Investment Management Inc. has voting and investment decision power.

(5) For details of shares owned by Executive Officers and Directors see Share Ownership of Directors and Executive Officers below.

Share Ownership of Directors and Executive Officers as at April 28, 2003 is set forth below:

==================================================================================================================
                                                                 Number of Shares
                   Name                       Class of      Beneficially Owned/Number
                Directors:                     Shares         of Vested Options (2)        Percentage of Class (1)
------------------------------------------------------------------------------------------------------------------
Jeremy N. Kendall                              Common             457,317/369,000                   1.87%
------------------------------------------------------------------------------------------------------------------
Cyril A. Ing                                   Common               61,335/68,875                   0.30%
------------------------------------------------------------------------------------------------------------------
Joseph Riz                                     Common               33,600/69,500                   0.23%
------------------------------------------------------------------------------------------------------------------
James Rifenbergh                               Common             313,448/119,500                   0.98%
------------------------------------------------------------------------------------------------------------------
Allan Routh                                    Common             553,781/140,000                   1.57%
------------------------------------------------------------------------------------------------------------------
Dennis Anderson                                Common             2,806,335/6,000                   6.37%
------------------------------------------------------------------------------------------------------------------
Larry (Andy) Anderson                          Common               367,089/4,500                   0.84%
------------------------------------------------------------------------------------------------------------------
Katrina Houde                                  Common                    0/22,000                   0.05%
------------------------------------------------------------------------------------------------------------------
Camillo Lisio                                  Common                    0/22,000                   0.05%
------------------------------------------------------------------------------------------------------------------
Stephen Bronfman                               Common                    0/16,000                   0.04%
------------------------------------------------------------------------------------------------------------------
Robert Fetherstonhaugh                         Common                    0/16,000                   0.04%
------------------------------------------------------------------------------------------------------------------
All Directors and Executive Officers as a      Common           4,602,905/930,875                  12.54%
group (fourteen)
==================================================================================================================

(1) Percentage ownership is calculated based on 42,616,999 total common shares outstanding at April 28, 2003, plus all common shares subject to options currently exercisable, which at April 28, 2003 totaled 1,501,270 and of which 930,875 are related to Directors and Officers noted above. The remaining 581,395 are options vested to other officers and employees of the Company. This calculation does not include options that have not vested or warrants or underwriter options/warrants currently outstanding. Therefore, the "Percentage of Class" column is based on 44,118,269 common shares.

(2)   The exercise price of vested options range from $1.06 to $3.72

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and Executive Officers to file reports of holdings and transactions in the Company's shares with the SEC and NASDAQ. Based on our records and other information, we believe that in 2002 our Directors and Executive Officers met, on a timely basis, all applicable SEC filing requirements.

                             EXECUTIVE COMPENSATION

The following tables set forth all remuneration paid by the Company and its subsidiaries during the last three years ended December 31, 2002, 2001, and 2000 to its CEO and top six Executive Officers/Divisional Presidents earning in excess of US$100,000:

                           SUMMARY COMPENSATION TABLE

                                                               Annual Compensation                Awards               Payouts
================================================================================================================================
                                                                        Other Annual  Restricted                      All Other
                                                                        Compensation    Stock     Option     LTIP   Compensation
Name and Principal Occupation         Year       Salary        Bonus         (3)        Awards     SARs    Pay-outs      (4)
--------------------------------------------------------------------------------------------------------------------------------
Jeremy N. Kendall - CEO               2002      $176,391      $18,149      $11,173        --        --        --            --
--------------------------------------------------------------------------------------------------------------------------------
                                      2001      $167,332      $13,347      $14,001        --        --        --      $269,123
--------------------------------------------------------------------------------------------------------------------------------
                                      2000      $169,263      $45,590      $ 6,910        --        --        --            --
--------------------------------------------------------------------------------------------------------------------------------
Steven R. Bromley - Executive         2002      $118,926      $ 6,992      $18,056        --        --        --            --
Vice President & CFO (5)
--------------------------------------------------------------------------------------------------------------------------------
                                      2001      $ 60,282      $ 6,236      $10,425        --        --        --            --
--------------------------------------------------------------------------------------------------------------------------------
David Kruse - President,              2002      $ 86,730        3,828      $10,246        --        --        --            --
Environmental Industrial Group
--------------------------------------------------------------------------------------------------------------------------------
                                      2001      $ 83,925      $ 1,358      $11,049        --        --        --      $ 12,345
--------------------------------------------------------------------------------------------------------------------------------
                                      2000      $ 62,618      $ 8,457      $12,345        --        --        --            --
--------------------------------------------------------------------------------------------------------------------------------
Allan Routh - Director and            2002      $130,000           --      $ 2,906        --        --        --            --
President of the Grains & Soy
Products Group
--------------------------------------------------------------------------------------------------------------------------------
                                      2001      $116,923      $40,000      $ 5,370        --        --        --            --
--------------------------------------------------------------------------------------------------------------------------------
                                      2000      $110,000      $20,000      $ 6,555        --        --        --            --
--------------------------------------------------------------------------------------------------------------------------------
Dennis Anderson - Director and        2002            --      $19,878           --        --        --        --            --
Executive Vice President of
Operations of the SunRich Food
Group (1)
--------------------------------------------------------------------------------------------------------------------------------
                                      2001      $130,960      $18,689      $ 2,619        --        --        --            --
--------------------------------------------------------------------------------------------------------------------------------
                                      2000      $ 18,689           --      $   761        --        --        --            --
--------------------------------------------------------------------------------------------------------------------------------
Arthur J. McEvily - President of      2002      $ 17,833           --           --        --        --        --            --
the Specialty Food Ingredients
Group (2)
--------------------------------------------------------------------------------------------------------------------------------

(1)   Mr. Dennis Anderson did not receive a salary in 2002.

(2) Mr. Arthur McEvily joined the Company in December 2002; therefore his compensation reflects the month of December, 2002 only.

(3) Other Annual Compensation represents taxable benefits for automobile personal use or reimbursement of costs, life insurance, retirement savings contributions, and interest on short-term loans.

(4) All Other Compensation is the value received over exercise price of stock options exercised.

(5) Mr. Steven Bromley joined the Company in June 2001 and therefore had no remuneration from the Company in 2000.

John Taylor, President and COO resigned his office and directorship from the Company effective January 31, 2003. Mr. Taylor's annual salary for 2002 was $110,921 plus benefits. In the first quarter of 2003 Mr. Taylor exercised 201,000 options for net proceeds to the Company of $369,078.

The following table contains information concerning individual grants of stock options made during the last completed fiscal year, to the following Executive
Officers:

             OPTION GRANTS IN PAST FISCAL YEAR TO EXECUTIVE OFFICERS

===================================================================================================================
                                         % of
                                     Total Options
                                      Granted to       Exercise on                    Potential Realizable Value at
      Name              Options        Employees       base price     Expiration      Assumed Annual rates of Stock
                       Granted (1)     in Fiscal       (US$/Share)       Date         Price Appreciation for Option
                                         Year                                                   term (2)
-------------------------------------------------------------------------------------------------------------------
                                                                                            5%            10%
-------------------------------------------------------------------------------------------------------------------
Jeremy N. Kendall -      40,000           9.7%           $   3.00      12/16/07           $32,850      $ 73,261
CEO
-------------------------------------------------------------------------------------------------------------------
Steven R. Bromley -      30,000          18.1%           $   2.15      03/11/07           $14,717      $ 31,902
Executive Vice           20,000                          $   3.07      08/13/07           $15,875      $ 34,863
President & CFO          25,000                          $   3.00      12/16/07           $20,531      $ 45,331
                         ------                                                           -------      --------
                         75,000                                                           $51,123      $112,096
===================================================================================================================

(1) 20% of options granted are exercisable immediately with the remainder exercisable equally over the next four years on the anniversary of the grant date.

(2) The potential realizable value is calculated based upon the term of the option at its time of grant. It is calculated assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option, and that the option is exercised and sold on the last day of its term for the appreciated stock price.

Aggregate Option Exercises in 2002 and Year-End Option Values

The following table details certain information concerning exercises of stock options by the named Executive Officers during fiscal year ended December 31, 2002 and the value of unexercised options at December 31,2002:

                         DECEMBER 31, 2002 OPTION VALUES

==========================================================================================================================
               (a)                                     (b)                                          (c)
--------------------------------------------------------------------------------------------------------------------------
              Name                      Number of Unexercised Options at      Value of Unexercised in the Money Options at
                                         12/31/02 Vested/Not Yet Vested              12/31/02 Vested/Not Yet Vested
--------------------------------------------------------------------------------------------------------------------------
Jeremy N. Kendall - CEO                          369,000/33,500                              $471,672/$5,025
==========================================================================================================================
Steven R. Bromley - Executive Vice                35,000/90,000                              $39,470/$72,600
President & CFO
==========================================================================================================================
David Kruse - President,                          23,500/1,500                               $41,941/$3,131
Environmental Industrial Group
==========================================================================================================================
Allan Routh - Director and President             140,000/60,000                             $292,180/$125,220
of the Grains & Soy Products Group
==========================================================================================================================
Dennis Anderson- Director and                      6,000/4,000                               $11,022/$7,348
Executive Vice President of the
Sunrich Food Group
==========================================================================================================================

(1) These amounts represent the difference between the exercise price of the stock options and the closing price of the Company's common shares on the last trading day of the year on the NASDAQ Small Cap Market. On December 31, 2002, the closing price was U.S. $ 3.15.

No Executive Officers exercised options during 2002.

Executive employment contracts

Mr. Jeremy Kendall, Chairman & CEO, entered into an employment contract with the Company in October 2001 for a period through February 26, 2020. The contract anticipates that on February 26, 2005, his 65th birthday, Mr. Kendall may elect to relinquish the role of CEO and maintain being the Chairman of the Board, subject to shareholder and Board approval, at a reduced level of compensation. The contract provides for consulting fees to be paid on a sliding scale over time until February 20, 2020 to Mr. Kendall or his spouse. These consulting fees are to be paid even if Mr. Kendall retires fully, the Company no longer requires his services or if Mr. Kendall passes away before February 26, 2020.

Mr Allan Routh, President of the Grains & Soy Products Group has an annual employment contract of a minimum base salary of $100,000, renewable on a mutual basis between Mr. Routh and the Company each August 1st.

Mr. Arthur McEvily, President of the Specialty Food Ingredients Group has an employment contract including provisions for termination with or without cause.

None of the other executives listed in the Summary Compensation Table above have employment contacts.

                       INDEBTEDNESS OF DIRECTORS/OFFICERS

Mr. Kendall, Chairman & CEO is indebted to the Company for $38,542 as at December 31, 2002 and as at April 28, 2003. The original loan proceeds were provided to Mr. Kendall for the purchase of a vehicle used by Mr. Kendall to conduct the Company's business. The interest rate on this loan is 5%. The highest balance during the year was $50,938.

                            COMPENSATION OF DIRECTORS

In addition to annual grants of options, Directors who are not Company employees receive an annual retainer of CDN $4,000, a directors fee of CDN $1,500 for each board meeting attended in person as well as CDN $500 for participating in committee meetings and telephone meetings. In addition, all Directors are reimbursed for travel and administrative expenses to attend meetings and manage their Board responsibilities. The Corporate Secretary receives an additional CDN $500 per quarter for his additional responsibilities.

                   DIRECTORS' AND OFFICERS LIABILITY INSURANCE

The Company's comprehensive insurance policies include coverage, which indemnifies the directors and officers of the Company. The approximate annual cost of this coverage is $75,000 and the policy contains a deductible of $67,000 for Canadian claims and $167,000 for U.S. claims and does not cover liability for failure to act honestly and in good faith.

The Company has also provided run-off insurance to the Board of Directors of Opta Food Ingredients, Inc. for actions taken prior to the acquisition by the Company. This insurance provides coverage for a period of six years for any undisclosed claims that may still arise during the former Boards tenure.

           INTEREST OF MANAGEMENT AND OTHERS IN MATERIAL TRANSACTIONS

On December 4, 2002, Stake issued to Claridge Israel LLC (Claridge), the Company's largest shareholder, a $5 million convertible debenture. If not converted the debenture is due and fully payable on November 30, 2004. Interest is payable quarterly at an annual rate of 5.5%. The debenture is convertible at the option of the holder at any time after November 30, 2003 or earlier under certain circumstances at the conversion price of $3.00 per common share. The Company has the option to repay the debenture at anytime subject to certain restrictions within its amended and restated banking facility. In addition, the Company issued Claridge 250,000 warrants exercisable into an equivalent number of common shares of the Company at a price of $3.25 per common share. These warrants expire November 30, 2004. Claridge has collateralised the convertible debenture with a second priority security interest on certain of the Company's Canadian and U.S properties.

                     ATTENDANCE AND COMMITTEES OF THE BOARD

Board Meetings and Attendance

During 2002 the Board of Directors held four regularly scheduled meetings and four special telephonic meetings. All board members attended 75% of the meetings of the Board and Committees in which they served, with the exception of Mr. Dennis Anderson and Mr. Stephen Bronfman.

Corporate Governance Committee

The following three Directors are members of the Corporate Governance Committee:
Camillo Lisio (Chairman), Joseph Riz and Robert Fetherstonhaugh.

Mr. Lisio is Chairman of the Corporate Governance Committee. This committee also acts as the Company's Compensation Committee. The Company and the Corporate Governance Committee have developed a set of formal Corporate Governance Policies that are monitored on an ongoing basis to ensure that the Company is in compliance with its Corporate Governance Policies (See "Corporate Governance Disclosure").

The function of the Corporate Governance Committee, in its capacity of the Compensation Committee, is to determine the compensation of the CEO as well as to review and approve the compensation recommended by the CEO for all other Senior Officers and employees of the Company. In addition, this committee oversees the Option Plans of the Company.

The Governance Committee met formally four times during 2002. In addition, several telephonic meetings were held during the year for administrative matters connected to the responsibilities of this Committee.

Audit Committee

The following three independent Directors are members of the Audit Committee:
Joseph Riz, James Rifenbergh and Katrina Houde.

Mr. Riz is Chairman of the Audit Committee. The Audit Committee's duties and responsibilities are documented in a formal Audit Committee Charter. These duties include (a) providing oversight of the financial reporting process and management's responsibility for the integrity, accuracy and objectivity of financial reports and related financial reporting practices; (b) recommending to the Board of Directors the appointment of the Company's auditors; (c) providing oversight of the adequacy of the Company's system of internal and related disclosure controls; and (d) providing oversight of management practices relating to ethical considerations and business conduct, including compliance with laws and regulations. A copy of the Audit Committee Charter, adopted in November, 2001, is attached as Exhibit A.

The Audit Committee meets formally four times a year, once to review the Form 10-K and annual Audited Consolidated Financial Statements and before each quarter's earnings are filed to review interim financial statements and Form 10-Q which is filed with the Securities and Exchange Commission/NASDAQ in the U.S. and the Toronto Stock Exchange and Ontario Securities Commission in Canada. Other meetings may be held as at the discretion of the Chair of the Audit Committee. During 2002, the Audit Committee met four times. The Audit Committee has free and unfettered access to PricewaterhouseCoopers LLP, the Company's auditors.

During 2002 the Audit Committee implemented a company wide policy related to reporting of concerns in accounting or internal controls. This policy gives all employees of the Company direct access to the Audit Committee for concerns dealing with accounting practices, internal controls or other matters affecting the Company's well being.

                         CORPORATE GOVERNANCE DISCLOSURE

Statement of Stake Technology Ltd's Corporate Governance Practices

                Guidelines                              Practices
                ----------                              ---------

1.    The Board of the Directors is      In accordance with the Canada Business
      responsible for the                Corporations Act, the business of the
      stewardship of the Company,        Company is managed under the direction
      and specifically for               of its Board of Directors. The Chairman
                                         and Chief Executive Officer makes
                                         recommendations to the Board of
                                         Directors with respect to matters of
                                         corporate policy after discussion, when
                                         appropriate, with the members of Senior
                                         Management. The Board of Directors then
                                         takes the decisions which it deems
                                         appropriate and supervises the
                                         execution of such decisions and reviews
                                         the results obtained.

a.    adoption of a strategic            The duties of the Board of Directors
      planning process                   includes the review on an annual basis
                                         of the three-year strategic plan for
                                         each operating group of the Company.

b.    identification of principal        The Board of Directors' duties includes
      risks, and implementing risk       the review of overall business risks
      managing systems                   and of the Company's practices and
                                         policies for dealing with these risks.

                                         In addition, the Audit Committee
                                         assesses principal risks which the
                                         Company faces and, where appropriate,
                                         proposes the implementation of risk
                                         management systems.

c.    succession planning and            The Corporate Governance Committee
      monitoring senior management       reviews, reports, and where
                                         appropriate, provides recommendations
                                         to the Board of Directors on succession
                                         planning matters and, with the Audit
                                         Committee and the Board of Directors,
                                         monitors the performance of senior
                                         management.

d.    communications policy              Each of the Board of Directors and the
                                         Audit Committee reviews, and where
                                         required, approves statutory disclosure
                                         documents prior to their distribution
                                         to shareholders.

                                         In addition, the Company has a
                                         shareholder relations process to
                                         respond to shareholder questions and
                                         concerns. All communications from
                                         shareholders are referred to the
                                         Chairman or the appropriate Corporate
                                         Officer for response. Management
                                         promptly advises the Board of Directors
                                         if any significant issues are raised by
                                         shareholders. In addition, the Company
                                         communicates with its shareholders,
                                         securities analysts and the media
                                         regularly on developments in its
                                         business and results, through the
                                         annual report, interim financial
                                         statements and reports to shareholders,
                                         press releases and material change
                                         reports, as per the Communications
                                         Policy.

e.    integrity of internal control      The Board of Directors' duties includes
      and management information         the assessment of the integrity of the
      systems                            Company's internal controls and
                                         information systems. In addition, the
                                         Audit Committee has oversight
                                         responsibility of internal controls and
                                         management information systems.

2.    Majority of Directors should       The Board of Directors is composed of
      be "unrelated" (independent        eleven persons. Of the eleven
      of management and free from        Directors, six are "unrelated" under
      conflicting interest) to the       the Guidelines and the five others are
      Company and the Company's          Senior Officers or beneficially hold
      significant shareholder, if        over 10% of the outstanding shares of
      any.                               the Company. The composition of the
                                         Board of Directors fairly reflects,
                                         therefore, the investment in the
                                         Company by the shareholders.

3.    Disclose for each Director         Jeremy N. Kendall               Related           Chairman and Chief
      whether he is related, and                                                           Executive Officer
      how that conclusion was
      reached                            Allan Routh                     Related           Director and President of
                                                                                           the Grains and Soy
                                                                                           Products Group
                                         Larry (Andy) Anderson           Related           Director and Part-time
                                                                                           Financial Officer, Food
                                                                                           Operations
                                         Robert Fetherstonhaugh          Related           Claridge is the beneficial
                                                                                           owner of greater than 10% of
                                                                                           the outstanding shares of the
                                                                                           Company
                                         Stephen Bronfman                Related           Claridge is the beneficial
                                                                                           owner of greater than 10%
                                                                                           of the outstanding shares of
                                                                                           the Company
                                         Dennis Anderson                 Unrelated         Director
                                         Cyril A. Ing                    Unrelated
                                         Joesph Riz                      Unrelated
                                         James Rifenbergh                Unrelated
                                         Katrina Houde                   Unrelated
                                         Camillo Lisio                   Unrelated

4.    Appoint a Committee of             The Chairman of the Board or other
      Directors responsible for          Directors submit to the Corporate
      proposing to the full Board        Governance Committee candidates to fill
      of Directors new nominees to       vacancies on the Board of Directors. If
      the Board and for assessing        the candidacy is endorsed by the
      Directors on an ongoing basis      Corporate Governance Committee, it is
                                         then submitted to the approval of the
                                         Board of Directors. New Directors are
                                         then included in an orientation and
                                         education program (see Item 6).

5.    The Corporate Governance           The Corporate Governance Committee is
      Committee is composed              composed of three outside Directors.
      exclusively of outside
      Directors

6.    Implement a process for            An annual review of Board members is
      assessing the effectiveness        undertaken by the Corporate Governance
      of the Board of Directors,         Committee with advice from the Chairman
      its Committees and individual      and CEO.
      Directors in accordance with
      overall Governance Policy

7.    Provide orientation and            New Directors participate in an initial
      education programs for new         information session on the Company in
      Directors                          the presence of Management
                                         representatives. In addition, they are
                                         furnished with appropriate
                                         documentation relating to the
                                         commercial activities of the Company
                                         and the internal organization of the
                                         Company. Monthly reports detailing the
                                         commercial activities of the Company
                                         and the internal organization of the
                                         Company are supplied to all Directors.
                                         The meetings in which new Directors
                                         participate (including annual strategic
                                         planning sessions) as well as
                                         discussions with other Directors and
                                         with management permit new Directors to
                                         familiarize themselves rapidly with the
                                         operations of the Company. Facility
                                         visits can also be arranged for new
                                         Directors.

8.    Consider reducing the size of      The Board of Directors is of the view
      the Board of Directors, with       that its size and composition is
      a view to improving                somewhat larger than ideal and intends
      effectiveness                      to reduce its size from 11 to 9 over a
                                         period of time reducing both related
                                         and unrelated Directors.

9.    The Board of Directors should      The Corporate Governance Committee,
      review compensation of             which also acts as the Compensation
      Directors in light of risks        Committee of the Board of Directors
      and responsibilities               periodically reviews compensation
                                         policies in light of market conditions
                                         and practices and in light of risks and
                                         responsibilities.

10.   Committees of the Board of         The Corporate Governance Committee is
      Directors should be composed       composed of three outside Directors,
      of a majority of unrelated         two that are unrelated. This Committee
      (non-management) Directors         also acts as the Compensation
                                         Committee. The Corporate Governance
                                         Committee has the responsibility, upon
                                         the recommendation of the Chairman and
                                         Chief Executive Officer, for defining
                                         salary classes and levels and extent of
                                         participation in incentive programs. In
                                         addition, this Committee determines,
                                         based on the proposal of the Chairman
                                         of the Board, the persons eligible to
                                         benefit from the stock option plan and
                                         in which proportion, according to their
                                         position. The Corporate Governance
                                         Committee also assesses the performance
                                         of the Chairman and Chief Executive
                                         Officer and the Committee's
                                         recommendations in this regard are then
                                         presented to the Board of Directors.
                                         When a vacancy on the Board of
                                         Directors needs to be filled, the
                                         Chairman of the Board recommends the
                                         person or persons whom he deems
                                         appropriate to fill the vacancy and
                                         submits his proposal to the Corporate
                                         Governance Committee. The Corporate
                                         Governance Committee can then endorse
                                         such recommendations, which, if
                                         endorsed, are presented to the Board of
                                         Directors.

11.   The Board of Directors should      The Corporate Governance Committee is
      expressly assume                   responsible for developing and
      responsibility for, or assign      monitoring the Company's approach to
      to a committee the general         governance issues, the Company's
      responsibility for, approach       response to the required Guidelines and
      to corporate governance            recommending these policies to the
      issues                             Board of Directors.

12.a. Define limits to Management's
      responsibilities by
      developing mandates for:

(i)   the Board of Directors             The Board of Directors is, by law,
                                         responsible for managing the business
                                         and affairs of the Company. Any
                                         responsibility which is not delegated
                                         to either Management or a Committee
                                         remains with the Board of Directors. In
                                         general, all matters of policy and all
                                         actions proposed to be taken which are
                                         not in the ordinary course of business
                                         require the prior approval of the Board
                                         of Directors or of a Board Committee to
                                         which approval authority has been
                                         delegated.

(ii)  the CEO                            The corporate objectives which the
                                         Chairman and Chief Executive Officer is
                                         responsible for meeting, with the rest
                                         of Management placed under his
                                         supervision, are determined by the
                                         strategic plans and the budget as they
                                         are approved each year by the Board of
                                         Directors. Performance of the Chairman
                                         and Chief Executive Officer and
                                         Management is assessed against the
                                         achievement of the strategic plans and
                                         the budget.

b.    the Board of Directors should      The Board of Directors governs the
      approve CEO's corporate            strategic plan and budgets for the
      objectives                         Company.

12.   Establish procedures to            While there are no formal structures in
      enable the Board of Directors      place to ensure that the Board of
      to function independently of       Directors can function independently of
      management                         Management, the Board of Directors of
                                         the Company is free to ask one or more
                                         members of Management to withdraw
                                         during certain discussions. In
                                         addition, the Directors of the Company
                                         would not hesitate to meet without the
                                         presence of the members of Management
                                         who are also Directors, including the
                                         Chairman and Chief Executive Officer,
                                         if the circumstances were to so
                                         require.

13.a. establish an Audit Committee       The roles and responsibilities of the
      with a specifically defined        Audit Committee have been specifically
      mandate                            defined and approved by the Board of
                                         Directors and include the review of the
                                         annual and interim financial statements
                                         and related statutory filings of the
                                         Company. The Audit Committee has direct
                                         communication channels with both the
                                         internal financial management and
                                         external auditors to discuss and review
                                         specific issues, as appropriate.

b.    all members should be              The Audit Committee is composed of
      non-management Directors           three outside Directors, all of whom
                                         are "unrelated" and are advised by the
                                         Executive Vice President and Chief
                                         Financial Officer.

14.   Implement a system to enable       Individual Directors may, if required,
      individual Directors to            retain outside advisors at the
      engage outside advisors, at        Company's expense.
      the Company's expense

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Company has reviewed and discussed with Senior Management the Audited Consolidated Financial Statements of the Company for the fiscal year ended December 31, 2002. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the independent auditors of the Company, the matters required to be discussed by the Statement on Auditing Standards (SAS) No.61 (Communication with Audit Committee), amended by SAS No. 89 (Audit Adjustments) and SAS No. 90 (Audit Committee Communication). The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (which relates to the auditor's independence from the Company and its related entities) and the Audit Committee has discussed with PricewaterhouseCoopers LLP their independence as auditor of the Company. Based on the review and discussions, the Audit Committee of the Company has recommended to the Board of Directors and the Board has approved that the Audited Consolidated Financial Statements of the Company be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

This report is dated as of March 19, 2003 and has been submitted by Joseph Riz (Chairman), James Rifenbergh, and Katrina Houde, all of the members of the Audit Committee.

The information contained in this Audit Committee report to the Board of Directors shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

  The following graph compares the yearly percentage change in the cumulative total shareholder return on the common shares of the Company to the cumulative total return of the TSE300 Total Return Index and the NASDAQ Industrial Index for the period which commenced December 31, 1997 and ended on December 31, 2002.

                              [LINE GRAPH OMITTED]

                               1997     1998     1999     2000     2001     2002
                               ----     ----     ----     ----     ----     ----

NASDAQ Industrial Index      100.00   106.27   182.83   121.15   113.10    83.64

TSE Index                    100.00    96.81   125.59   133.35   114.76    98.73

Stake Technology Ltd.        100.00    33.71    46.29    82.29   124.00   180.00

(1) Assumes that $100.00 was invested in common shares of the Company and in each of the indices on December 31, 1997

Item 2 - APPOINTMENT OF AUDITORS

The Board of Directors has reappointed PricewaterhouseCoopers LLP ("PWC") as independent auditors for the year 2003. The shareholders are being asked to ratify the appointment of PWC for the year 2003 and to authorize the Board of Directors to fix their remuneration.

The Board of Directors recommend that the shareholders vote for the appointment of PWC, formed from the merger in 1998 of Price Waterhouse, Chartered Accountants, and Coopers & Lybrand, Chartered Accountants, who have been the Company's auditors since 1975. In the event that the Shareholders fail to ratify the appointment, the Board of Directors will reconsider its selection.

A representative of PWC will attend the Annual Meeting and will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions from shareholders in attendance.

During the Company's fiscal year ended December 31, 2002, the Company was billed the following aggregate fees by PWC.

Audit Fees

The total fees billed by PWC for professional services rendered for the audit of the Company's Consolidated Financial Statements for the fiscal year ended December 31, 2002 and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year was $263,000.

Financial Information Systems Design and Implementation Fees

No fees were billed by PWC to the Company for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X (financial information systems design and implementation services).

All Other Fees

PWC billed the Company $45,000 for services related to compliance and advice on tax matters.

The Audit Committee did consider and conclude that the provision of the non-audit services is compatible with maintaining PWC's independence.

Item 3 - AMENDMENT TO THE COMPANY'S ARTICLES TO CHANGE THE NAME OF THE COMPANY

The Board of Directors has recommended passage of a special resolution to change the name of the Company to "SunOpta Inc." and unanimously recommends that the Company's shareholders pass this special resolution. The full text of the special resolution to change the Company's name is set forth in Exhibit B.

The Board has recommended the adoption of the special resolution because the Company's current name no longer fits with the stated mission and focus on development of vertically integrated natural and organic food businesses. The Board of Directors believes the proposed name more accurately reflects the current business of the Company.

Passage of the special resolution authorizing the application for amending articles to change the name of the Company from Stake Technology Ltd. to SunOpta Inc. requires the affirmative vote of two thirds (2/3) of the votes cast at the meeting. Proxies received in favour of management will be voted for the approval of the application for amending articles, unless a shareholder has specified in the proxy that his or her shares are to be voted against such resolution.

In the event the special resolution is not passed by the necessary majority, the name of the Company will not be changed and management has no alternative plans at the present time.

If the resolution is passed, Management will not file the Amended Articles until such time as it's transition plans are completed.

      The Board of Directors recommends a vote "For" the Special Resolution.

Item 4 - ADOPTION OF THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN

General

On May 7, 2003, the Board of Directors adopted, subject to shareholder approval, the Stake Technology Ltd. ("the Company") Employee Stock Purchase Plan (the "Purchase Plan"). The Board of Directors approved the Purchase Plan because the Directors believe that it is desirable to offer employees an inducement to acquire an ownership interest in the Company on a tax-favoured basis.

Set forth below is a general description of the terms of the Purchase Plan, which is qualified in its entirety by reference to the Purchase Plan, a copy of which is attached hereto as Exhibit C.

The Purchase Plan

All employees who work 20 hours or more per week and more than five months in a calendar year and who have been continuously employed by the Company or a Designated Subsidiary for at least the six months immediately prior to any offering period are eligible to participate in the Purchase Plan. However, any employee who would own more than 5% of the voting power of the Company's stock immediately after a grant under the Purchase Plan is not eligible to participate and no participant may purchase more than $25,000 of common stock in any one calendar year, based on the undiscounted value of the common stock at the beginning of each offering period.

The Purchase Plan is implemented by a series of offering periods, with a new offering period starting on January 1 of each year (or such other times as may be determined by the Board of Directors). If the Purchase Plan is approved, the first offering period will begin on January 1, 2004. To participate in the Purchase Plan, an eligible employee will authorize the Company to deduct up to 10% of the employee's pay, not to exceed $25,000 per year, beginning on the first day of each designated offering period. On the first day of each offering period, each eligible employee who has elected to participate in the Purchase Plan will be granted an option to purchase shares of the Company's common stock. Unless a participating employee withdraws from the Purchase Plan prior to the end of the offering period, on the last day of the offering period the option will be automatically exercised for the purchase of a number of shares of the Company's common stock determined by dividing the employees' contributions during the offering period by the lesser of 90% of (or such other amount as determined by the Board not to exceed 85%) of (i) the fair market value of the common stock on the first day of the Offering period, or (ii) the fair market value of the common stock on the last day of the offering period. Under the Purchase Plan, the fair market value of a share of common stock on a given date shall be based on the closing sale price of the common stock on that trading date, as reported on the NASDAQ Small Cap Market or such other NASDAQ market on which the common stock may be reported for U.S. and foreign residents and as reported on the Toronto Stock Exchange for Canadian residents.

A participant may, on one occasion only during an offering period, decrease the amount of payroll deductions or may withdraw from participation in the Purchase Plan at any time. If a participant withdraws from the Purchase Plan or becomes ineligible to participate in the Purchase Plan, any accumulated employee contributions are paid back to such participant.

The Board of Directors may amend or terminate the Purchase Plan at any time and in any respect without shareholder approval unless shareholder approval of the amendment in question is required under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), any national securities exchange or system on which the common stock is then listed or reported, or under any other applicable laws, rules, or regulations. The Purchase Plan will continue in effect until June 30, 2025, subject to the right of the Board of Directors to terminate the Purchase Plan at any earlier time.

Certain Tax Consequences

United States Tax Consequences

The Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code and, as a result, participants will be afforded favorable tax treatment under Sections 421 and 423 of the Code. A participant in an offering under the Purchase Plan will not recognize income subject to Federal income tax at the commencement of an offering period or at the time shares are purchased. However, any discount from the market price on the purchase date may be subject to employment taxes (FICA and FUTA). No Federal income tax consequences result to the Company at the commencement of an offering period under the Purchase Plan, upon the subsequent purchases of Common Stock by participants, or upon the disposition of shares acquired under the Purchase Plan other than with respect to a disqualifying disposition (as described below). If no disposition of the common stock purchased in an offering period is made within two years from the commencement of such offering period or within one year from the date the common stock are transferred to the employee, then upon subsequent disposition of the shares, the participant will recognize ordinary income equal to the lesser of the gain recognized or 10 percent of the market price of the common stock on such commencement date under the discount factor currently fixed at 10 percent under the purchase plan. Any additional gain will be capital gain, and any loss recognized will be capital loss.

If the common stock's are disposed of within either two years after the option is granted or within one year after the participant receives the shares (a so-called disqualifying disposition), the participant will recognize ordinary income at the time of such disposition in an amount equal to the difference between the fair market value of the common stock at the time such shares were purchased and the purchase price of the common stocks, and the Company will generally be entitled to a corresponding deduction from its income. Any difference between such fair market value and the disposition price will be treated as capital gain or loss to the participant and will not be deductible by the Company.

Canadian Tax Consequences

The Purchase Plan does not qualify for any special treatment under the Income Tax Act (Canada). Section 7 of the Act governs the issuance of securities to employees and provides that the employee, upon acquiring securities, is deemed to have acquired a taxable benefit of the amount by which the value of the securities of the date of acquisition exceeds the acquisition price.

Other Information

It is not possible to determine the benefits that U.S. and Canadian employees will receive under the Purchase Plan since the number of shares and exercise prices for the options granted under the Purchase Plan depend on fluctuating market prices and cannot be determined until the end of each offering period.

The Board of Directors recommends that the stockholders vote FOR approval of the adoption of the Company's Employee Stock Purchase Plan and the reservation of 1,000,000 shares of the Company's common stock for issuance under the plan.

Passage of the resolution approving the adoption of the proposed employee stock purchase plan requires a simple majority of the votes cast at the meeting. Proxies received in favour of management will be voted for the adoption of such plan, unless a shareholder has specified in the proxy that his or her shares are to be voted against such resolution. In the event shareholder approval of the adoption of the plan is not given, the plan will not be implemented.

SHAREHOLDERS' PROPOSALS

All proposals of Shareholders intended to be presented at the Company's Annual Meeting of Shareholders in 2004, must be received at the Company's Executive Office no later than February 15, 2004 for inclusion in the Information Circular and Form of Proxy related to that meeting. The Company's next Annual Meeting of Shareholders is planned for June 2004.

OTHER MATTERS

NASDAQ corporate governance rules state that the required quorum for the Annual Meeting of Shareholders cannot be represented by less than 33 1/3% of the outstanding common shares. Therefore shareholders of at least 14, 205,650 common shares must participate directly or be present by proxy to validate the quorum requirements.

The Company encourages all of its shareholders to participate in the Annual and Special Meeting.

The Management of the Company does not know of any matters other than those stated in this Information Circular, which are to be presented for action at the meeting. If any other matters should properly come before the meeting, proxies will be voted on the other matters in accordance with the best judgement of the persons voting the proxies.

The Directors of the Company have approved the contents and the sending of this Information Circular.

Dated this 28th day of April, 2003.

                                        By Order of the Board of Directors


                                           \s\ Jeremy N. Kendall
                                           Jeremy N. Kendall
                                           Chairman of the Board and Chief
                                           Executive Officer

FORM 10-K

The Company will provide without charge to beneficial owners of common shares of the Company, upon written request, a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2002 including financial statements and schedules thereto, as filed with the Securities and Exchange Commission, Washington, D.C. and the Ontario Securities Commission, Toronto, Ontario. Written requests should be directed to Susan Wiekenkamp, Information Officer of the Company, 2838 Highway 7, Norval, Ontario, Canada, L0P 1K0, or by fax at
(905) 455-2529 or by e-mail at swiekenkamp@staketech.com.

Shareholders should note that the Form 10-K, as well as Form 10-Q and press releases can be directly downloaded from www.sedar.com, www.edgar.com or from the Company's web site at www.staketech.com,

                                                                       Exhibit A

                              STAKE TECHNOLOGY LTD.

                             AUDIT COMMITTEE CHARTER

--------------------------------------------------------------------------------

1.    Overall Purpose/Objectives

The Audit Committee will assist the board in fulfilling its oversight responsibilities. The Audit Committee will review the financial reporting process, the system of internal and disclosure control and management of financial risks, the audit process, and the company's process for monitoring compliance with laws and regulations and its own code of business conduct. In performing its duties, the Audit Committee will maintain effective working relationships with the Board of Directors, management, and the internal and external auditors.

            2. Authority

The Board authorizes the Audit Committee, within the scope of its responsibilities, to:

o     Seek any information it requires from:

            - Any employee (and all employees are directed to co-operate with any request made by the Audit Committee).

            -     External parties.

o     Obtain outside legal or other professional advisers.

o     Ensure the attendance of company officers at meetings as appropriate.

3.    Organization

Membership

3.1 The Audit Committee will comprise three (3) members all of which will be non-executive directors.

3.2 Each member should be capable of making a valuable contribution to the committee.

3.3   All members should be independent of management.

3.4 The Chairman of the Audit Committee will be nominated by the Board from time to time.

3.5   Members will be appointed annually.

3.6   A quorum for any meeting will be two (2) members.

3.7 The Secretary of the Audit Committee will be the Company Secretary, or such other person as nominated by the Board.

Attendance at Meetings

3.8 The Audit Committee may invite such other persons (e.g. the CEO, CFO) to its meetings, as it deems necessary.

3.9 The internal and external auditors should be invited to make presentations to the Audit Committee as appropriate.

3.10 Meetings shall be held not less that four (4) times a year. Special meetings may be convened as required. Internal audit or the external auditors may convene a meeting if they consider that it is necessary.

3.11 The proceedings of all meetings will be recorded in minutes for approval and signature.

4.    Roles and Responsibilities

The Audit Committee will:

Internal Control

4.1 Evaluate whether management is setting the appropriate "control culture" by communicating the importance of internal control and the management of risk and ensuring that all employees have an understanding of their roles and responsibilities.

4.2 Consider how management is held to account for the security of computer systems and applications, and the contingency plans for processing financial information in the event of a systems breakdown.

4.3 Gain an understanding of whether internal control recommendations made by internal and external auditors have been implemented by management.

Financial Reporting

a)    General

4.4 Gain an understanding of the current areas of greatest financial risk and how management is managing these effectively.

4.5 Consider with the internal and external auditors any fraud, illegal acts, deficiencies in internal control or other similar issues

4.6 Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements.

4.7 Ask management and the internal and external auditors about significant risks and exposures and the plans to minimize such risks.

4.8 Review any legal matters which could significantly impact the Consolidated Financial Statements.

b)    Financial Statements

4.9 Review the annual and quarterly Consolidated Financial Statements and determine whether they are complete and consistent with the information known to committee members; assess whether the Consolidated Financial Statements reflect appropriate accounting principles.

4.10 Pay particular attention to complex and/or unusual transactions such as restructuring charges and derivative disclosures.

4.11 Focus on judgmental areas, for example those involving valuation of assets and liabilities; warranty, product or environmental liability; litigation reserves; and other commitments and contingencies.

4.12 Meet with management and the external auditors to review the Consolidated Financial Statements and the results of the audit.

4.13 Review the other sections of the Annual Report before its relapse and consider whether the information is understandable and consistent with members' knowledge about the company and its operations.

c)    Preliminary Announcements, Interim Financial Statements and Analysts
      Briefings

4.14 Be briefed on how management develops preliminary announcements, interim financial information and analysts briefings; the extent of internal audit involvement; and the extent to which the external auditors review such information.

4.15 Assess the fairness of the preliminary and interim statements and disclosures, and obtain explanations from management and internal and external auditors on whether:

      - Actual financial results for the interim period varied significantly from budgeted or projected results.

      - Changes in financial ratios and relationships in the interim financial statements are consistent with changes. in the Company's operations and financing practices.

      - Generally accepted accounting principles have been consistently applied.

      - There are any actual or proposed changes in accounting or financial reporting practices.

      -     There are any significant or unusual events or transactions.

      - The company's financial and operating controls are functioning effectively.

      - The preliminary announcements and interim financial statements contain adequate and appropriate disclosures.

Internal Audit (when applicable)

4.16 Review the activities and organizational structure of the internal audit function and ensure no unjustified restrictions or limitations are made.

4.17 Review the qualifications of internal audit personnel and concur in the appointment, replacement, reassignment or dismissal of the director of internal audit.

4.18  Review the effectiveness of the internal audit function.

4.19 Meet separately with the director of internal audit to discuss any matters that the committee or auditors believe should be discussed privately.

4.20 Ensure that significant findings and recommendations made by the internal auditors are received and discussed on a timely basis.

4.21 Ensure that management responds to recommendations by the internal auditors.

External Audit

4.22 Review the external auditors' proposed audit scope and approach and ensure no unjustified restrictions or limitations have been placed on the scope.

4.23  Review the performance of the external auditors.

4.24 Consider the independence of the external auditor, including reviewing the range of services provided in the context of all consulting services bought by the Company.

4.25 Make recommendations to the Board regarding the reappointment of the external auditors.

4.26 Meet separately with the external auditors to discuss any matters that the committee or auditors believe should be discussed privately.

4.27 Ensure that significant finds and recommendations made by the external auditors are received and discussed on a timely basis.

4.28 Ensure that management responds to recommendations by the external auditors.

Compliance with Laws and Regulations

4.29 Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any fraudulent acts or non-compliance.

4.30 Obtain regular updates from management and company's legal counsel regarding compliance matters.

4.31 Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements.

4.32  Review the findings of any examinations by regulatory agencies.

Compliance with the Company's Code of Conduct

4.33 Ensure that the code of conduct is in writing and that arrangements are made for all employees to be aware of it.

4.34 Evaluate whether management is setting the appropriate "tone at the top" by communicating the importance of the code of conduct and the guidelines for acceptable behavior.

4.35  Review the process for monitoring compliance with the code of conduct.

4.36  Obtain regular updates from management regarding compliance.

Reporting Responsibilities

4.37 Regularly update the Board about committee activities and make appropriate recommendations.

4.38 Ensure the Board is aware of matters which may significantly impact the financial condition or affairs of the business.

Other Responsibilities

4.39  Perform other oversight functions as requested by the full Board.

4.40 If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist.

4.41 Review and update the Audit Committee Charter; receive approval of changes from the Board.

4.42  Evaluate the committee's own performance on a regular basis.

                                                                       Exhibit B

                               SPECIAL RESOLUTION

RESOLVED THAT:

As a special resolution the Articles of the Company are hereby amended to change the name of the Company from Stake Technology Ltd. to SunOpta Inc.

Exhibit C

                              STAKE TECHNOLOGY LTD.

                          EMPLOYEE STOCK PURCHASE PLAN

      Subject to shareholder approval, the Employee Stock Purchase Plan (the "Plan") was approved by the Board of Directors (the "Board") of Stake Technology Ltd. ("the Company"), on May 7, 2003, at which time 1,000,000 common shares ("common stock"), without par value, were reserved for the grant of Options under the Plan.

      1. Purpose. The purpose of the Plan is to provide Employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

      2. Definitions.

            (a) "Board" shall mean the Board of Directors of the Company, or a committee of the Board of Directors named by the Board to administer the Plan.

            (b) "Code" shall mean the United States Internal Revenue Code of 1986, as amended.

            (c) "Common Stock" shall mean common shares without par value, of the Company.

            (d) "Company" shall mean Stake Technology Ltd.

            (e) "Compensation" shall mean all compensation that is taxable income for federal income tax purposes, including, payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions and other compensation received from the Company or a Designated Subsidiary, but excludes relocation expense reimbursements, tuition or other reimbursements and income realized as a result of participation in any stock option, stock purchase or similar plan of the Company or a Designated Subsidiary.

            (f) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

            (g) "Contributions" shall mean all amounts credited to the account of a participant pursuant to the Plan.

            (h) "Discount Factor" shall mean 90% or such other amount as determined by the Board, up to a maximum of 85% provided that such change is announced at least 15 days prior to the scheduled beginning of an Offering Period.

            (i) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

            (j) "Employee" shall mean any person who is customarily employed for at least 20 hours per week and more than five months in a calendar year by the Company or one of its Designated Subsidiaries.

            (k) "Exercise Date" shall mean the last business day of each Offering Period of the Plan.

            (l) "Exercise Price" shall mean with respect to an Offering Period, an amount equal to the Fair Market Value (as defined in paragraph 7(b)) of a share of Common Stock on the Offering Date or on the Exercise Date, whichever is lower, multiplied by the Discount Factor; provided, however, that in the event
(i) of any stockholder-approved increase in the amount of common stock available for issuance under the Plan, and (ii) all or a portion of such additional common stock is to be issued with respect to the Offering Period that is underway at the time of such increase ("Additional Shares"), and (iii) the Fair Market Value of the Common Stock on the date of such increase (the "Approval Date Fair Market Value") is higher than the Fair Market Value on the Offering Date for any such Offering Period, then in such instance the Exercise

Price with respect to Additional Shares shall be the Approval Date Fair Market Value or the Fair Market Value on the Exercise Date, whichever is lower, multiplied by the Discount Factor.

            (m) "National Securities Exchange" shall mean the Toronto Stock Exchange for Canadian resident employees and the NASDAQ Small Cap Market for United States or other foreign resident employees, unless changed by the Board.

            (n) "Offering Date" shall mean the first business day of each Offering Period of the Plan.

            (o) "Offering Period" shall mean an annual period of twelve months commencing on January 1 of each year.

            (p) "Plan" shall mean this Employee Stock Purchase Plan.

            (q) "Subsidiary" shall mean a the Company, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such the Company now exists or is hereafter organized or acquired by the Company or a Subsidiary.

      3. Eligibility.

            (a) Any person who has been continuously employed as an Employee for six months as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan and further, subject to the requirements of paragraph 5(a) and the limitations imposed by Section 423(b) of the Code.

            (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose common stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own common stock and/or hold outstanding options to purchase common stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds USD $25,000 of CDN $37,500 of fair market value of such stock as defined in paragraph 7(b) (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. Any option granted under the Plan shall be deemed to be modified to the extent necessary to satisfy this paragraph 3(b).

      4. Offering Periods. The Plan shall be implemented by a series of Offering Periods, with a new Offering Period commencing on January 1 of each year (or at such other time or times as may be determined by the Board of Directors). The Plan shall continue until terminated in accordance with paragraph 19 hereof. The Board shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least 15 days prior to the scheduled beginning of the first Offering Period to be affected.

      5. Participation.

            (a) An eligible Employee may become a participant in the Plan by completing an Enrollment Form provided by the Company and filing it with the Company or its designee prior to the applicable Offering Date. The enrollment form and its submission may be electronic as directed by the Company. The enrollment form shall set forth the percentage of the participant's Compensation (which shall be not less than 1% and not more than 10%) to be paid as Contributions pursuant to the Plan.

            (b) Payroll deductions shall commence with the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the Exercise Date of the Offering Period to which the Enrollment Form is applicable, unless sooner terminated as provided in paragraph 10.

      6. Method of Payment of Contributions.

            (a) Each participant shall elect to have payroll deductions made on each payroll during the Offering Period in an amount not less than 1% and not more than 10% of such participant's Compensation on each such payroll; provided that the aggregate of such payroll deductions during the Offering Period shall not exceed 10% of the participant's aggregate Compensation during said Offering Period (or such greater percentage as the Board may establish from time to time before an Offering Date). All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

            (b) A participant may discontinue his or her participation in the Plan as provided in paragraph 10, or, on one occasion only during the Offering Period, may decrease, but may not increase, the rate of his or her Contributions during the Offering Period by completing and filing with the Company a new Enrollment Form authorizing a change in the deduction rate. The change in rate shall be effective as of the beginning of the next payroll period following the date of filing of the new Enrollment Form, if the Enrollment Form is completed at least ten days prior to such date, and, if not, as of the beginning of the next succeeding payroll period.

            (c) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and paragraph 3(b), a participant's payroll deductions may be decreased to zero at such time and for so long as the aggregate of all payroll deductions accumulated with respect to the current Offering Period and any other Offering Period ending within the current calendar year equals USD $25,000 or CDN $37,500.

      7. Grant of Option.

            (a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period a number of shares of the Common Stock determined by dividing such Employee's Contributions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the applicable Exercise Price; provided however, that such purchase shall be subject to the limitations set forth in paragraphs 3(b) and
12. The fair market value of a share of the Common Stock shall be determined as provided in paragraph 7(b).

            (b) The fair market value of the common stock on a given date shall be determined by the Board based on (i) if the Common Stock is listed on a National Securities Exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last sale price of the common stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), on the composite tape or other comparable reporting system or (ii) if the common stock is not listed on a national securities exchange and such price is not regularly reported, the mean between the bid and asked prices per share of the common stock at the close of trading in the over-the-counter market.

      8. Exercise of Option. Unless a participant withdraws from the Plan as provided in paragraph 10, his or her option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, and the maximum number of full shares of common stock subject to the option will be purchased for him or her at the applicable Exercise Price with the accumulated Contributions in his or her account. If a fractional number of shares results, then such number shall be rounded down to the next whole number and any unapplied cash shall be carried forward to the next Exercise Date, unless the participant requests a cash payment. The common stock purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

      9. Delivery. Upon the written request of a participant, certificates representing the common stock purchased upon exercise of an option will be issued as promptly as practicable after the Exercise Date of each Offering Period to participants who wish to hold their shares in certificate form. Any cash remaining in a participant's account under the Plan after a purchase by him or her of common stock at the termination of each Offering Period shall be carried forward to the next Exercise Date unless the participant requests a cash payment.

      10. Withdrawal; Termination of Employment.

            (a) A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to the Exercise Date of the Offering Period by giving written notice to the Company or its designee. All of the participant's Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.

            (b) Upon termination of the participant's Continuous Status as an Employee prior to the Exercise Date of the Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under paragraph 14, and his or her option will be automatically terminated.

            (c) In the event an Employee fails to remain in Continuous Status as an Employee for at least 20 hours per week during the Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

            (d) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

      11. Interest. No interest shall accrue on the Contributions of a participant in the Plan.

      12. Stock.

            (a) The maximum number of shares of common stock which shall be made available for sale under the Plan shall be 1,000,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If the total amount of common stock which would otherwise be subject to options granted pursuant to paragraph 7(a) on the Offering Date of an Offering Period exceeds the amount of common stock then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the common stock remaining available for option grants in as uniform a manner as shall be practicable and as it shall determine to be equitable. Any amounts remaining in an Employee's account not applied to the purchase of common stock pursuant to this paragraph 12 shall be refunded on or promptly after the Exercise Date. In such event, the Company shall give written notice of such reduction of the amount of common stock subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

            (b) The participant will have no interest or voting right in common stock covered by his or her option until such option has been exercised.

      13. Administration. The Board shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

      14. Designation of Beneficiary.

            (a) A participant may designate a beneficiary who is to receive any common stock and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of the Offering Period but prior to delivery to him or her of such common stock and cash. In addition, a participant may designate a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of the Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Beneficiary designations shall be made either in writing or by electronic delivery as directed by the Company.

            (b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by submission of the required notice, which may be electronic. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such common stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such common stock and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

      15. Transferability. Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive common stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10.

      16. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

      17. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by unexercised options under the Plan and the number of shares of common stock which have been authorized for issuance under the Plan but are not yet subject to options (collectively, the "Reserves"), as well as the price per share of common stock covered by each unexercised option under the Plan, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of shares of common stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of common stock subject to an option.

      In the event of the proposed dissolution or liquidation of the Company, an Offering Period then in progress will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger, consolidation or other capital reorganization of the Company with or into another the Company, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by such successor the Company or a parent or subsidiary of such successor the Company, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in paragraph 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets, merger or other reorganization, the option confers the right to purchase, for each share of common stock subject to the option immediately prior to the sale of assets, merger or other reorganization, the consideration (whether stock, cash or other securities or property) received in the sale of assets, merger or other reorganization by holders of Common Stock for each share of Common Stock held on the effective date of such transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of common stock); provided, however, that if such consideration received in such transaction was not solely common stock of the successor the Company or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor the Company, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor the Company or its parent equal in fair market value to the per share consideration received by holders of common stock in the sale of assets, merger or other reorganization.

      The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the reserves, as well as the price per share of common stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other the Company.

      18. Amendment or Termination.

            (a) The Board may at any time terminate or amend the Plan. Except as provided in paragraph 18, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant provided that an Offering Period may be terminated by the Board on an Exercise Date or by the Board's setting a new Exercise Date with respect to an Offering Period then in progress if the Board determines that termination of the Offering Period is in the best interests of the Company and the stockholders or if continuation of the Offering Period would cause the Company to incur adverse accounting charges in the generally-accepted accounting rules applicable to the Plan. In addition, to the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

            (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board shall be entitled to change the Offering Periods, change the Discount Factor between 0 and 15%, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than Canadian or United States dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan.

      19. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

      20. Conditions Upon Issuance of Shares. Shares of common stock shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares of common stock pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares of common stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares of common stock are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

      21. Right to Terminate Employment. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any Employee or other optionee the right to continue in the employment of the Company or any Subsidiary, or affect any right which the Company or any Subsidiary may have to terminate the employment of such Employee or other optionee.

      22. Rights as a Stockholder. Neither the granting of an option nor a deduction from payroll shall constitute an Employee the owner of shares covered by an option. No optionee shall have any right as a stockholder unless and until an option has been exercised, and the shares of common stock underlying the option have been registered in the Company's share register.

      23. Term of Plan. The Plan became effective upon its adoption by the Board in May 2003 and shall continue in effect until June 30, 2025 unless sooner terminated under paragraph 19.

      24. Applicable Law. This Plan shall be governed in accordance with the laws of the Province of Ontario, applied without giving effect to any conflict-of-law

[LOGO] Staketech
       STAKE TECHNOLOGY LTD.                                       FORM OF PROXY

             Annual and Special Meeting of Shareholders of Stake Technology Ltd.

================================================================================

This proxy is solicited by the Management of Stake Technology Ltd. for use at the Annual and Special Meeting of Shareholders to be held at the "Windsor Ballroom" at Le Royal Meridien King Edward Hotel, 37 King Street East, Toronto, Ontario, Canada on Wednesday, June 18, 2003 at 4:00 p.m. EDT, or any adjournment thereof, in the same manner, to the same extent and with the same powers as if the undersigned were personally present at the said meeting or any adjournment thereof.

Appointment of Proxy

I/We being shareholder(s) of Stake Technology Ltd. hereby appoint(s): Jeremy Kendall, or failing him Cyril Ing, both officers of the Company

                                       OR

Print the name of the person you are appointing as your proxyholder if this person is someone other than Jeremy Kendall or Cyril Ing

________________________________________________________________________________

As my/our proxy with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and in their discretion on all other matters that may properly come before the Annual and Special Meeting of Shareholders of Stake Technology Ltd.

1)    Election of Directors

      01    Dennis Anderson                     |_| FOR      |_| WITHHOLD
      02    Stephen Bronfman                    |_| FOR      |_| WITHHOLD
      03    Robert Fetherstonhaugh              |_| FOR      |_| WITHHOLD
      04    Katrina Houde                       |_| FOR      |_| WITHHOLD
      05    Cyril Ing                           |_| FOR      |_| WITHHOLD
      06    Jeremy Kendall                      |_| FOR      |_| WITHHOLD
      07    Camillo Lisio                       |_| FOR      |_| WITHHOLD
      08    James Rifenbergh                    |_| FOR      |_| WITHHOLD
      09    Joseph Riz                          |_| FOR      |_| WITHHOLD
      10    Allan Routh                         |_| FOR      |_| WITHHOLD

2)    Appointment of Auditors

      The Board of Directors recommends a vote FOR the Appointment of the Auditors

      Appointment of PricewaterhouseCoopers as Auditors of the Company for 2003 and to authorize the Directors to fix their remuneration.

                                                |_| FOR  |_| AGAINST |_| ABSTAIN

3)    Change of Company Name

      The Board of Directors recommends a vote FOR the passage of the special resoution to change the Company name.

      Approving change of Company name to SunOpta Inc.

                                                |_| FOR  |_| AGAINST |_| ABSTAIN

4)    Adoption of Employee Stock Purchase Plan

      The Board of Directors recommends a vote FOR the adoption of the Employee Stock Purchase Plan.

      Resolution approving the adoption of the Employee Stock Purchase Plan

                                                |_| FOR  |_| AGAINST |_| ABSTAIN

5) To consider and take action upon such other matters as may properly come before the meeting, or any adjournment or adjournments thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.

If the officers named in this proxy are appointed by the undersigned and no direction is made, such officers will vote and vote for proposals 1, 2, 3 and 4. If a person other than the officers named is appointed and no direction is made, such person may vote such shares at his/her discretion. If any amendment or variation to the matters identified above are proposed at the meeting, discretionary authority is hereby conferred with respect thereto. Management is not aware of any other matter to come before the meeting not disclosed above.

Authorized Signature(s) - Sign Here - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting preferences are indicated above, this form of proxy will be voted as recommended by Management.


________________________________________        ________________________________
Signature(s)                                    Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE

NOTES OF PROXY:

1. You have the right to appoint a different person (with appropriate documentation) of your choice, who need not be a shareholder, to attend and act on your behalf at the Annual and Special Meeting of Stake Technology Ltd. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). The common shares represented by this form of proxy may be voted in the discretion of the proxyholder with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters that may properly be brought before the meeting.

2. If the common shares are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this form of proxy. If you are voting on behalf of a corporation or another individual, documentation evidencing your power to sign this form of proxy with signing capacity stated may be required.

3. This instrument of proxy will not be valid and not be acted upon or voted unless it is completed as outlined herein and delivered to the attention of ADP Investor Communications, Proxy Department, 5970 Chedworth Way, Mississauga, ON, L5R 4G5, by 4:00 p.m. E.D.T., on Tuesday, June 17, 2003 or by delivering it to the Chairman of the meeting on the day of the meeting or any adjournment thereof prior to the time of voting.

4. In order to expedite your vote, you may use a touch-tone telephone or the Internet. To vote by telephone, call toll free 1-800-474-7493 (English) or 1-800-474-7501 (French). You will be prompted to provide your 12 digit number located below on this form. The telephone or Internet voting service is not available on the day of the meeting and the telephone system cannot be used if you plan to attend the meeting or designate another person to attend on your behalf.

      To voted via the Internet, go to www.proxyvotecanada.com and follow the simple instructions.

      You may send your completed and signed Proxy by facsimile to 905-507-7793 or 514-281-8911.

5. The form of proxy should be signed in the exact manner as the name appears on the form of proxy.

6. If the form of proxy is not dated, it will be deemed to bear the date on which it was mailed to the holder.

7.    Proxy will be voted as directed.